UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 19, 2012

DRAVCO MINING INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50664	88-474904
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

Unit 404 - #101 – 1865 Dilworth Drive
Kelowna, British Columbia
Canada   V1Y 9T1
(Address of principal executive offices and Zip Code)

1-888-437-5268
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Exhibit 99.1

ITEM 7.01       REGULATION FD DISCLOSURE

On September 19, 2012, Dravco Mining Inc. (“we” and “the Company”) issued a press release announcing that, further to the Company's news release and current report on Form 8- K dated March 8, 2012, the non-binding Letter of Intent with Paradox Basin Resources Corp. has been terminated as the parties have agreed not to extend the term of the Letter of Intent.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

Exhibit No.	Document Description

99.1	Press Release issued September 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 20th day of September 2012.

DRAVCO MINING INC.

BY: RODNEY LOZINSKI
Rodney Lozinski, President, Principal Executive Officer and sole member of the board of directors